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                                                      SCHEDULE TO EXHIBIT 10.___


                          MORRISON KNUDSEN CORPORATION

                 SCHEDULE OF REVISED EMPLOYEE BENEFIT AGREEMENTS



                                                       Bonus Pay-Out Amount
               Name                                 [PARA2(a) to the Agreement]
               ----                                  ------------------------

          Douglas L. Brigham                                   $27,000
          Steven Y. Chi                                         67,500
          Stephen G. Hanks                                     150,000
          Alvia L. Henderson                                    27,500
          Denis M. Slavich                                     150,000
          Robert A. Tinstman                                   250,000
          Thomas H. Zarges                                     125,000